UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 10, 2025

Bakkt Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39544	41-2324812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza 1 Liberty Street, Floor 3, Suite 305-306, New York, New York	10006
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 534-5849

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Bakkt Holdings, Inc., a Delaware corporation (the “Company”), is filing this Current Report on Form 8-K (this “Form 8-K”) to reflect certain changes described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”), which was filed with the Securities Exchange Commission (the “SEC”) on March 20, 2025. The information in this Form 8-K, including the information incorporated herein by reference, is not an amendment to or restatement of the 2024 Form 10-K.

As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on July 28, 2025, on July 23, 2025, Bakkt Opco Holdings, LLC (“Opco”), a wholly owned subsidiary of the Company, entered into an agreement to sell all of the issued and outstanding equity interests of Bridge2 Solutions, LLC, Aspire Loyalty Travel Solutions, LLC, Bridge2 Solutions Canada, Ltd., and B2S Resale, LLC to Project Labrador Holdco, LLC, a wholly owned subsidiary of Roman DBDR Technology Advisors, Inc. These entities comprised the Company’s loyalty and travel redemption business (the “Loyalty Business”). As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on October 1, 2025, the Company completed the sale of the Loyalty Business on October 1, 2025.

In accordance with generally accepted accounting principles, the Company’s management determined that the Loyalty Business met the criteria for classification as held for sale and a discontinued operation as of September 30, 2025. This determination was based on management’s commitment to a formal plan to sell the business, the significance of the business to the Company's historical operations, and the expectation that the sale would result in the elimination of the operations and cash flows of the Loyalty Business from ongoing operations.

Accordingly, the Company is recasting prior period information to remove the results of operations of the disposed Loyalty Business from the results of the Company’s continuing operations. The Company first reported the operations of the Loyalty Business as discontinued in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, filed with the SEC on November 12, 2025.

The Company is recasting the presentation of its financial information for all periods presented in the 2024 Form 10-K to present the operations of the Loyalty Business as discontinued in all material respects and accordingly also is revising certain other disclosures contained in the 2024 Form 10-K to present operations related to the Loyalty Business as discontinued operations. Included within Exhibit 99.1 to this Form 8-K and incorporated by reference herein are the following items from the 2024 Form 10-K, each recast to reflect the impact of the Loyalty Business’s discontinued operations on the Company’s consolidated financial information and certain related disclosures:

•Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations
•Part II, Item 8 – Financial Statements and Supplementary Data

Finally, the Company is filing with this Form 8-K the Report of Independent Registered Public Accounting Firm on the Company’s consolidated financial statements for the year ended December 31, 2024, which is unchanged from the 2024 Form 10-K, other than the dual date to reflect the recast of those financial statements to reflect the Loyalty Business’s discontinued operations and to reflect subsequent events which occurred subsequent to the original issuance of the 2024 Form 10-K.

This Form 8-K does not revise or update any section or subsection of the 2024 Form 10-K other than as expressly noted above. Moreover, in order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2024 Form 10-K, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the 2024 Form 10-K to reflect events or occurrences after the date of the filing of the 2024 Form 10-K, except for (i) matters relating specifically to the recasting of the presentation described above and (ii) the information presented in Note 21 Subsequent Events to the Company’s recast financial statements for the year ended December 31, 2024 filed as part of Exhibit 99.1 to this Form 8-K. Without limiting the foregoing disclaimer, this Form 8-K does not purport to update the 2024 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management as of the filing of this Form 8-K. Therefore, this Form 8-K (including Exhibit 99.1) should be read in conjunction with the 2024 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2024 Form 10-K, including, without limitation, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm of the Company.
23.2	Consent of KPMG LLP, independent registered public accounting firm of the Company.
99.1
The following sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 recast to present operations related to the loyalty business of Bakkt Holdings, Inc. as discontinued operations: [Part II, Item 7 (Management's Discussion and Analysis of Financial Condition and Results of Operations); and Part II, Item 8 (Financial Statements and Supplementary Data).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: December 10, 2025

BAKKT HOLDINGS, INC.

By:	/s/ Marc D'Annunzio
Name:	Marc D’Annunzio
Title:	General Counsel and Secretary